UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019 (July 3, 2019)

ALCOA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

412-315-2900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2019, Alcoa Corporation (the “Company”) and Mr. Tómas M. Sigurðsson, Senior Vice President, Strategic Alliances, agreed that, effective December 31, 2019 (the “Effective Date”), Mr. Sigurðsson will leave the Company. The position will be eliminated. In connection with his separation from the Company, Mr. Sigurðsson will receive: (i) severance payments provided under his Executive Severance Agreement with the Company dated and effective as of December 1, 2016; (ii) personal benefits in the form of an auto allowance and outplacement and tax services totaling approximately $65,000; and (iii) a cash amount (which shall be no less than $670,481) equal to the value of his unvested restricted share unit and performance restricted share unit (“PRSU”) awards, pro-rated based on his service through the Effective Date (and in the case of the PRSUs, based on Company performance against the applicable goals as of such date), and vested in-the-money stock options as of the Effective Date, which value will be determined by multiplying the number of shares relating to such awards by the closing market price per share of the Company’s common stock on the Effective Date (for such stock options, less the exercise price per share). Such cash payments will be made no later than February 28, 2020. The foregoing payments are subject to Mr. Sigurðsson’s execution and non-revocation of a release of claims against the Company that includes his agreement to abide by confidentiality, non-competition, non-solicitation and non-disparagement obligations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: July 10, 2019	By:	/s/ Jeffrey D. Heeter
Jeffrey D. Heeter
Executive Vice President, General Counsel and Secretary